                                                                 ARTHUR ANDERSEN




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-91927 for Hartford Life Insurance Company Separate Account Seven on Form N-4.


Hartford, Connecticut                                   /s/ Arthur Andersen LLP
September 10, 2001